UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2018

SILVERSUN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38063	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Eagle Rock Ave

East Hanover, NJ 07936

(Address of Principal Executive Offices)

(973) 396-1720

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 14, 2018, SilverSun Technologies, Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”). Greater than 89% of the shares of common stock outstanding and entitled to vote at the Annual Meeting were present in person or by proxy and 100% of the shares of Series B Preferred Stock outstanding and entitled to vote at the Annual Meeting were present in person or by proxy thereby constituting a quorum. One share of Series B Preferred Stock is equivalent to 4,684,453 votes of common stock.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions, as to such matters, where applicable, are set forth in the table below. With respect to the election of Mark Meller, Joseph P. Macaluso, Stanley Wunderlich and John Schachtel as directors to each serve a one-year term on the Board of Directors of the Company (the “Board”) and until each of their successors is elected and qualified, each nominee received the number of votes set forth opposite his name.

	Number of Votes
	Common Shares Votes For	Percent of Common Stock Outstanding	Votes Against/Withheld	Abstentions	Series B Votes For	Percent of Series B Preferred Stock Outstanding
Election of Mark Meller	2,560,570	56.89%	14,047	626,618	4,684,453	100%
Election of Joseph P. Macaluso	2,560,564	56.89%	14,054	626,617	4,684,453	100%
Election of Stanley Wunderlich	2,561,792	56.92%	12,826	626,617	4,684,453	100%
Election of John Schachtel	2,567,607	57.05%	7,010	626,618	4,684,453	100%
Ratification of Friedman LLP, the Company’s independent registered public accountant, to audit the Company’s consolidated financial statements for 2018	3,963,295	88.06%	61,371	1,219	4,684,453	100%

On the basis of the above votes, (i) Mark Meller, Joseph P. Macaluso, Stanley Wunderlich and John Schachtel were elected as members of the Board and (ii) the proposal to ratify the selection of Friedman LLP, as the Company’s independent registered public accountant to audit its consolidated financial statements for 2018 was adopted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERSUN TECHNOLOGIES, INC.

Date: December 19, 2018	By:	/s/ Mark Meller
Mark Meller
President, Chief Executive Officer